UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K /A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
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Date of Report (Date of earliest event reported): January 20, 2009

BLUE EARTH SOLUTIONS, INC.
(Exact Name of Registrant as Specified in Charter)

Nevada	333-140438	26-1909139
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

13511 Granville Ave. Clermont, FL	34711
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (352) 729-0150

_____________________________________________
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 1 – REGISTRANT’S BUSINESS AND OPERATION

Item 1.01     Entry into a Material Definitive Agreement

On January 14, 2009, subsidiaries of Blue Earth Solutions, Inc., a Nevada corporation (“Blue Earth”), entered into agreements to purchase two parcels of real property.  Blue Earth filed a Form 8k with respect to those purchase agreements.  On February 12, 2009, and February 23, 2009, the subsidiaries of Blue Earth amended the purchase agreements for the respective properties.  The details of the respective purchases are provided below.

Purchase of Tennessee Property:

On January 14, 2009, Blue Earth Solutions Tennessee, Inc., a Tennessee corporation and a wholly owned subsidiary of the registrant, entered into an agreement (the “Tennessee Agreement”) with The Guardian Life Insurance Company of America, a New York corporation, to purchase the real property and improvements at 4210 B.F. Goodrich Boulevard, Memphis, Tennessee (the “Tennessee Property”).  On February 12, 2009, the parties to the Tennessee Agreement agreed to extend the closing date of the purchase of the Tennessee Property until March 31, 2009 (the “Tennessee Amendment”).  All other terms and conditions set forth in the Tennessee Agreement shall remain in full force and effect.

Purchase of Georgia Property:

On January 14, 2009, Blue Earth Solutions Georgia, Inc., a Georgia corporation and a wholly owned subsidiary of the registrant, entered into an agreement (the “Georgia Agreement”) with Stanley Konter, Rose Konter, Natalie Sarnat, Jonathan Sarnat, Elissa Konter & Harris Konter to purchase the real property and improvements at 3428 Browns Mill Road, Atlanta, Georgia (the “Georgia Property”).  On February 23, 2009, the parties to the Georgia Agreement agreed to:  1) extend the closing date of the purchase of the Georgia Property until March 31, 2009, 2) increase the purchase price of the Georgia Property by $5,000 and 3) distribute $5,000 of the earnest money deposit to the sellers if the purchase has not closed by March 31, 2009 with the condition that if the closing date is extended again, then the $5,000 so distributed will be applied towards the ultimate purchase price of the Georgia Property (the “Georgia Amendment”).  All other terms and conditions set forth in the Georgia Agreement shall remain in full force and effect.

The foregoing summary descriptions of certain terms and conditions of the Tennessee Amendment and the Georgia Amendment are necessarily incomplete and are qualified in their entirety by the full terms of the respective contracts, copies of which are attached hereto.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01     Financial Statements and Exhibits

Exhibit Number	Description
10.1	Georgia Amendment
10.2	Tennessee Amendment

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Blue Earth Solutions, Inc.

/s/ Patricia Cohen
Patricia Cohen
Chief Executive Officer